INCOME TAX - Schedule of company's net deferred tax asset (Details) - USD ($)	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Net operating loss carryforward	$ 1,009,008	$ 154,976
Total deferred tax assets	$ 1,665,782	621,866
Roth CH Acquisition V Co.
Startup/Organizational expenses		756,241	$ 147,861
Total deferred tax assets		756,241	147,861
Valuation allowance		$ (756,241)	$ (147,861)